                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 27, 2001


                        DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-10464                75-1935715
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                    Number)            Identification No.)


4401 SOUTH BELTWOOD PARKWAY, DALLAS, TEXAS                               75244
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 972) 371-4000
                                                    -------------


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

         On January 28, 2001, Maxim Integrated Products, Inc., a Delaware corporation ("Maxim"), MI Acquisition, Inc., a Delaware corporation ("Merger Sub"), and Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will, subject to the terms and conditions of the Merger Agreement, merge with and into the Company (the "Merger"), with the Company becoming a wholly-owned subsidiary of Maxim. The Merger Agreement is incorporated herein by reference. Attached as Exhibit 99.1 are illustrative examples of the exchange ratio, based upon certain assumptions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        2.1+ Agreement and Plan of Merger, dated as of January 28, 2001, by and among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation.

        99.1*  Exchange Ratio Table.

----------

*  filed herewith

+ filed as Exhibit 2.1 to the Company's Report on Form 8-K, filed on January 29, 2001, which exhibit is hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 27, 2001


                                     DALLAS SEMICONDUCTOR CORPORATION


                                     By:  /s/ Marla K. Suggs
                                          --------------------------------------
                                     Name:  Marla K. Suggs
                                     Title: Secretary

                                  INDEX TO EXHIBITS

Exhibit
Number      Description
-------     -----------
2.1+        Agreement and Plan of Merger, dated as of January 28, 2001, by and among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and
            Dallas Semiconductor Corporation.

99.1*       Exchange Ratio Table.


----------

* filed herewith

+ filed as Exhibit 2.1 to the Company's Report on Form 8-K, filed January 29, 2001, which exhibit is hereby incorporated by reference.